EXHIBIT 32

Certification by the Chief Executive Officer and Chief Financial

Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant

to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Associated Banc-Corp, a Wisconsin corporation (the “Company”), does hereby certify that:

1. The accompanying Quarterly Report of the Company on Form 10-Q for the quarter ended September 30, 2014 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Philip B. Flynn
Philip B. Flynn
Chief Executive Officer
October 31, 2014

/s/ Christopher J. Del Moral-Niles
Christopher J. Del Moral-Niles
Chief Financial Officer
October 31, 2014